Exhibit 10.8

                               SECURITY AGREEMENT

     This Security Agreement is made and entered into as of April 30, 2001, by and among MediaBay, Inc., a Florida corporation ("MEDIABAY"), the subsidiaries of MEDIABAY set forth in Schedule 2 annexed hereto (collectively, the "Subsidiaries", and together with MEDIABAY, the "Companies"), each with its principal office at 2 Ridgedale Avenue, Cedar Knolls, NJ 07927, on the one hand, and Huntingdon Corporation, a Florida corporation with an address at c/o The Herrick Company, Inc., 2 Ridgedale Avenue, Cedar Knolls, NJ 07927 (the "Secured Party"), on the other hand. The Companies and the Secured Party are collectively referred to hereinafter as the "Parties".

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, MEDIABAY will issue to the Secured Party its (i) Convertible Senior Subordinated Promissory Note Due December 31, 2002 in the principal amount of $800,000 (the "Advance Note") and (ii) Convertible Senior Subordinated Promissory Note Due September 30, 2002 in the aggregate principal amount of up to $2,500,000, or, at the option of the Secured party, $3,000,000 (the "Additional Financing Notes"; and together with the Advance Note, the "Notes") and the Subsidiaries have executed and delivered to Secured Party that certain Subsidiary Guaranty dated as of the date hereof (the "Guaranty") whereby the Subsidiaries have guaranteed all obligations of MEDIABAY under the Notes;

     WHEREAS, as an inducement to the Secured Party to purchase the Notes from MEDIABAY, the Companies have agreed to grant to the Secured Party a security interest in their right, title and interest in and to the Collateral (as defined herein) on the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and upon the terms and conditions hereinafter set forth, the Parties agree as follows:

     1. Grant of Security Interests in Collateral.

     To secure the Companies' prompt payment when due of all principal and interest and all other amounts payable under the Notes and the Guaranty and performance of all other obligations, covenants, liabilities, duties, loans and advances of the Companies to the Secured Party under the Notes and the Guaranty and to secure all amounts payable and performance of all other obligations, covenants, liabilities and duties of the Companies arising under any preferred stock issued to Secured Party in exchange for the Notes, or any portion thereof (collectively, the "Obligations") the Companies hereby grant to the Secured Party a continuing security interest (the "Lien") in all existing and future assets (other than cash, accounts receivable and inventory) and all accessions, additions and accretions thereto and products, proceeds and replacements and substitutions thereof, including but not limited to the assets and properties described on Schedule 1 attached hereto (collectively, the "Collateral"). Notwithstanding anything herein to the contrary, the term "Obligations" shall include $3,300,000 of advances made by the Secured Party to the Companies from October 2000 through the date hereof, which advances will be represented by a portion of the Notes upon issuance of the Notes.

     2. Lien.

     (a) Continued Effectiveness of this Agreement. The terms of this Agreement, and the obligations of the Companies arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to any documents evidencing any of the rights of the Secured Party, or any instrument or document executed or delivered pursuant to any of such documents other than this Agreement; (ii) the validity or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of any of such instruments or documents referred to in clause (i) above or in respect of any of the properties or assets now or hereafter constituting the Collateral, whether or not the Secured Party shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

     (b) Intercreditor Agreement. The terms of this Agreement are subject to the terms and conditions of (i) the Huntingdon Financing Intercreditor Agreement, as defined in that certain Amended and Restated Credit Agreement by among the Companies, the banks, financial institutions and other institutional lenders named therein and ING (U.S.) Capital LLC, as administrative agent (the "Credit Agreement"), (ii) the Huntingdon Secured Subordinated Intercreditor Agreement, as defined in the Credit Agreement and (iii) an Intercreditor Agreement among the Companies, Secured Party and Norton Herrick (collectively, the "Intercreditor Agreements"). In the event of any conflict between the terms of this Agreement and the terms of any of the Intercreditor Agreements, the terms of the Intercreditor Agreements shall govern.

     3. Location of Collateral; Location of Books and Records.

     The Companies warrant and covenant that each Company's jurisdiction of organization is as set forth on Schedule 2 and that the Collateral and the books and records concerning the Collateral are and shall be kept at the locations set forth on Schedule 2 attached hereto, which may be amended from time to time by the Companies upon ten (10) days prior written notice to the Secured Party.

     4. Title.

     Except for the security interest hereby granted in the Collateral and except for security interests otherwise described in the Intercreditor Agreement, the Companies have and at all times during the Term (as defined herein) will retain full title to the Collateral, free and clear of any lien, security interest, encumbrance, or claim, and the Companies will, at their cost and expense, defend any action which may affect the Secured Party's security interest in, or the Companies' title to, the Collateral. If the Companies do not make a timely election to undertake the good faith defense of any action as aforesaid, or if the Companies fail to proceed with the good faith defense of such action after making such election, then, in either such event, the Secured Party shall have the right to defend such action at the expense of the Companies.

     5. Financing Statement.

     Each Company shall simultaneously execute and file all necessary UCC-1 financing statements in favor of the Secured Party in order for the Secured Party to perfect and continue its security interest in the Collateral, and each Company shall pay (or reimburse Secured Party for) the cost of filing fees for filing the same and shall further execute all other instruments or take all further actions reasonably deemed necessary by the Secured Party for the perfection and continuation of its security interest in the Collateral and shall pay (or reimburse Secured Party for) the cost of filing fees for filing the same.

     6. Property Insurance, Public and Products Liability Insurance.

     The Companies shall maintain insurance (a) on all insurable tangible property against fire, flood, casualty and such other hazards (including, without limitation, extended coverage, workmen's compensation, boiler and machinery, with inflation coverage by endorsement) and (b) against public liability, product liability and business interruption, in each case in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry as the Companies. In the event the Companies fail to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, Secured Party may do so for the Companies, but the

Companies shall continue to be liable for the same and any amounts so advanced shall be part of the Obligations. The Companies hereby appoint Secured Party as the Companies' attorney-in-fact, exercisable at Secured Party's option to endorse any check which may be payable to the Companies in order to collect the proceeds of such insurance and any amount or amounts collected by Secured Party pursuant to the provisions of this Section may be applied by Secured Party, in its sole discretion, to any Obligations or to repair, reconstruct or replace the loss of or damage to Collateral as Secured Party in its discretion may from time to time determine. The Companies further covenants that all insurance premiums owing under its current policies have been paid. The Companies shall notify Secured Party, immediately, upon the Companies' receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

     7. Representations and Warranties of the Companies.

     The Companies hereby jointly and severally represent and warrant that this Security Agreement is a valid and binding obligation of the Companies and is enforceable in accordance with its terms. The execution and delivery hereof has been duly authorized by the Board of Directors of each of the Companies, and neither the execution nor performance of this Security Agreement will conflict with any other agreement to which the Companies are a party or by which they are bound.

     8. Term.

     This Agreement commenced on the date first set forth above and shall only terminate upon the payment in full of all of the Obligations. Such period is the "Term." Upon the termination of this Agreement and the security interest granted to the Secured Party hereunder, Secured Party shall execute and deliver to the Companies, at the Companies' expense,

UCC-3 termination statements and all other documents or instruments and take all further action necessary to release the Lien and all of Secured Party's rights in the Collateral.

     9. Change of Place of Business.

     The Companies shall provide ten (10) days prior written notice to the Secured Party in the event of any change of any of the Companies' jurisdiction of organization, principal places of business, or places where the Collateral and records concerning same are kept.

     10. Default.

     The Companies shall be in default under this Security Agreement on the happening and during the continuance of one or more of the events or conditions defined as an Event of Default in the Notes (each an "Event of Default").

     11. Remedies.

     (a) Subject to the provisions of the Notes and the Intercreditor Agreements, upon the occurrence of an Event of Default, the Secured Party shall give the Companies written notice of occurrence of such Event of Default and an opportunity to cure such Event of Default within ten (10) days after such written notice (to the extent such Event of Default is curable). If the Companies fail to cure such Event of Default within such ten (10) day period, the Secured Party shall have and may exercise all rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code"), at law, in equity or otherwise, with respect to the Collateral, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently.

     (b) Subject to the provisions of the Intercreditor Agreements, the Secured Party shall apply the cash proceeds actually received from any sale or other disposition of the Collateral (i) to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then (ii) to the entire unpaid amount of the Obligations. The Companies shall remain liable and will pay the Secured Party on demand any deficiency remaining on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to MEDIABAY, subject to any duty of the Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to the Secured Party.

     12. Power of Attorney.

     Subject to the provisions of the Intercreditor Agreements, the Secured Party or its representative is hereby irrevocably made, constituted and appointed the true and lawful attorney for the Companies (without requiring it to act as such) with full power of substitution to do the following during the continuance of an uncured Event of Default and upon the acceleration of the Obligations in accordance with the provisions of the Notes (a) endorse the name of the Companies upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to the Companies and constitute collections on Collateral; and (b) do such other and further acts and deeds in the name of the Companies that Secured Party may reasonably deem necessary or desirable to enforce its rights set forth in Section 11(b) hereof.

     13. Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                      if to the Companies, to:
                      MediaBay, Inc.
                      2 Ridgedale Avenue
                      Cedar Knolls, NJ  07927
                      Attn: Chief Financial Officer

                      with a copy to:

                      Blank Rome Tenzer Greenblatt LLP
                      405 Lexington Avenue
                      New York, New York 10174
                      Attention: Robert J. Mittman, Esq.
                      Telephone No.: (212) 885-5555
                      Facsimile No.: (212) 885-5001

                      If to the Secured Party, to:

                      Huntingdon Corp.
                      c/o The Herrick Company, Inc.
                      2 Ridgedale Avenue
                      Cedar Knolls, NJ  07927
                      Attn:   Mr. Norton Herrick

     14. Miscellaneous Provisions.

     (a) Parties Bound. This Security Agreement shall be binding on and inure to
the  benefit  of  the  Parties  and  their   respective   successors,   assigns,
subsidiaries and affiliates.

     (b) Legal Construction. In case any one or more of the provisions contained in this Security Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Security Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. Notwithstanding anything to the contrary herein, nothing contained in this Agreement shall be deemed to restrict, limit, modify, impair, impede or otherwise affect in any manner any of Secured Party's (including all of its successors and assigns) rights in, to or under the Notes, it being expressly understood that Secured Party may enforce all of his rights in, to and under the Notes without regard to the terms hereof. This Agreement shall solely and exclusively relate to Secured Party's rights in and to the Collateral, and shall not extend to any other contractual rights it may have.

     (c) Prior Agreements Superseded. Except for the Intercreditor Agreements and the Note, which agreements shall remain in full force and effect, this Agreement constitutes the sole and only agreement of the Parties hereto with respect to the subject matter hereof, and supersedes any prior understandings or written or oral agreements between the parties, respecting the subject matter hereof.

     (d) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE

     IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

                                           MEDIABAY, INC.


                                           By:  _______________________________
                                                    Name:
                                                    Title:



                                           Audio Book Club, Inc.


                                           By:  _______________________________
                                                    Name:
                                                    Title:


                                           RADIO SPIRITS, INC.


                                           By:  _______________________________
                                                    Name:
                                                    Title:

                                           HUNTINGDON CORPORATION


                                           By:  _______________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE 1

                                   COLLATERAL

     The "Collateral" shall include, without limitation, all right, title and interest in and to all of the following assets and properties:

     (a) Contract  Rights,  Etc. All of the  Companies'  now owned and hereafter
acquired,   created,  or  arising  contract  rights,  Chattel  Paper,  Documents
(including documents of title), Instruments, letters of credit and Goods;

     (b) General Intangibles. All of the Companies' now owned and hereafter acquired, created or arising General Intangibles of every kind and description, including, but not limited, to all existing and future indemnification rights, rights to commissions, customer lists, choses in action, claims, books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, source codes, blueprints, drawings, designs and plans, trade secrets, contracts, contract rights, license agreements (including, without limitation, rights to payment under any license agreement), formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies including, without limitation, credit insurance and key man life insurance policies, and computer information, software, records and data;

     (c) Equipment. All of the Companies' now owned and hereafter acquired Equipment, including, without limitation, machinery, vehicles, furniture and Fixtures, wherever located, and all replacements, parts, accessories, substitutions and additions thereto;

     (d) Property in Lender's Possession. All real and personal property of the Companies, now or hereafter in Secured Party's possession;

     (e) Investment Property. All of the Companies' now owned or hereafter acquired Investment Property whether registered or unregistered; and

     (f) Notwithstanding anything to the contrary contained in this Schedule 1, the foregoing shall not include, and the Companies shall not be deemed to have granted a security interest in, any of the Companies' respective right, title or interest in, or any rights under, any (i) cash, (ii) all of the Companies' now owned or hereafter acquired Inventory of every nature and kind, wherever located, and (iii) all of the Companies' now owned and hereafter acquired, created, or arising accounts receivable.

     (g)  The  terms  used  herein  to  identify  all   property   described  in
subparagraphs (a) though (f) shall have the same meaning as are assigned to such terms as of the date hereof in the Uniform Commercial Code.

                                   SCHEDULE 2

                          JURISDICTIONS OF ORGANIZATION

                             LOCATION OF COLLATERAL

1. MediaBay

   MediaBay, Inc., a Florida corporation
   2 Ridgedale Avenue
   Cedar Knolls, NJ  07927


2. Subsidiaries

-------------------------------------------------------------------------------------
Subsidiary               Address of Principal Office    Jurisdiction of Incorporation
----------               ---------------------------    -----------------------------

-------------------------------------------------------------------------------------
Audio Book Club, Inc.    2 Ridgedale Avenue             Delaware
                         Cedar Knolls, NJ  07927
-------------------------------------------------------------------------------------
Radio Spirits, Inc.      2 Ridgedale Avenue             Delaware
                         Cedar Knolls, NJ  07927
-------------------------------------------------------------------------------------